EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of THE KROGER CO. (the “Company”) hereby makes, constitutes and appoints Paul W. Heldman and Bruce M. Gack, or either of them, his or her true and lawful attorneys-in-fact to sign and execute for and on his or her behalf the Company’s annual report on Form 10-K, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 (the “Act”), as amended, in such form as they, or either of them, may approve and to do any and all other acts which said attorneys-in-fact, or either of them, may deem necessary or desirable to enable the Company to comply with said Act or the rules and regulation thereunder.

IN WITNESS WHEREOF, the undersigned director has hereunto set his or her hand as of the 30th day of March 2007.

(Reuben V. Anderson)
Reuben V. Anderson

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of THE KROGER CO. (the “Company”) hereby makes, constitutes and appoints Paul W. Heldman and Bruce M. Gack, or either of them, his or her true and lawful attorneys-in-fact to sign and execute for and on his or her behalf the Company’s annual report on Form 10-K, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 (the “Act”), as amended, in such form as they, or either of them, may approve and to do any and all other acts which said attorneys-in-fact, or either of them, may deem necessary or desirable to enable the Company to comply with said Act or the rules and regulation thereunder.

IN WITNESS WHEREOF, the undersigned director has hereunto set his or her hand as of the 30th day of March 2007.

(Robert D. Beyer)
Robert D. Beyer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of THE KROGER CO. (the “Company”) hereby makes, constitutes and appoints Paul W. Heldman and Bruce M. Gack, or either of them, his or her true and lawful attorneys-in-fact to sign and execute for and on his or her behalf the Company’s annual report on Form 10-K, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 (the “Act”), as amended, in such form as they, or either of them, may approve and to do any and all other acts which said attorneys-in-fact, or either of them, may deem necessary or desirable to enable the Company to comply with said Act or the rules and regulation thereunder.

IN WITNESS WHEREOF, the undersigned director has hereunto set his or her hand as of the 30th day of March 2007.

(John L. Clendenin)
John L. Clendenin

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of THE KROGER CO. (the “Company”) hereby makes, constitutes and appoints Paul W. Heldman and Bruce M. Gack, or either of them, his or her true and lawful attorneys-in-fact to sign and execute for and on his or her behalf the Company’s annual report on Form 10-K, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 (the “Act”), as amended, in such form as they, or either of them, may approve and to do any and all other acts which said attorneys-in-fact, or either of them, may deem necessary or desirable to enable the Company to comply with said Act or the rules and regulation thereunder.

IN WITNESS WHEREOF, the undersigned director has hereunto set his or her hand as of the 30th day of March 2007.

(David B. Dillon)
David B. Dillon

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of THE KROGER CO. (the “Company”) hereby makes, constitutes and appoints Paul W. Heldman and Bruce M. Gack, or either of them, his or her true and lawful attorneys-in-fact to sign and execute for and on his or her behalf the Company’s annual report on Form 10-K, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 (the “Act”), as amended, in such form as they, or either of them, may approve and to do any and all other acts which said attorneys-in-fact, or either of them, may deem necessary or desirable to enable the Company to comply with said Act or the rules and regulation thereunder.

IN WITNESS WHEREOF, the undersigned director has hereunto set his or her hand as of the 30th day of March 2007.

(David B. Lewis)
David B. Lewis

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of THE KROGER CO. (the “Company”) hereby makes, constitutes and appoints Paul W. Heldman and Bruce M. Gack, or either of them, his or her true and lawful attorneys-in-fact to sign and execute for and on his or her behalf the Company’s annual report on Form 10-K, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 (the “Act”), as amended, in such form as they, or either of them, may approve and to do any and all other acts which said attorneys-in-fact, or either of them, may deem necessary or desirable to enable the Company to comply with said Act or the rules and regulation thereunder.

IN WITNESS WHEREOF, the undersigned director has hereunto set his or her hand as of the 30th day of March 2007.

(John T. LaMacchia)
John T. LaMacchia

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of THE KROGER CO. (the “Company”) hereby makes, constitutes and appoints Paul W. Heldman and Bruce M. Gack, or either of them, his or her true and lawful attorneys-in-fact to sign and execute for and on his or her behalf the Company’s annual report on Form 10-K, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 (the “Act”), as amended, in such form as they, or either of them, may approve and to do any and all other acts which said attorneys-in-fact, or either of them, may deem necessary or desirable to enable the Company to comply with said Act or the rules and regulation thereunder.

IN WITNESS WHEREOF, the undersigned director has hereunto set his or her hand as of the 30th day of March 2007.

(Don W. McGeorge)
Don W. McGeorge

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of THE KROGER CO. (the “Company”) hereby makes, constitutes and appoints Paul W. Heldman and Bruce M. Gack, or either of them, his or her true and lawful attorneys-in-fact to sign and execute for and on his or her behalf the Company’s annual report on Form 10-K, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 (the “Act”), as amended, in such form as they, or either of them, may approve and to do any and all other acts which said attorneys-in-fact, or either of them, may deem necessary or desirable to enable the Company to comply with said Act or the rules and regulation thereunder.

IN WITNESS WHEREOF, the undersigned director has hereunto set his or her hand as of the 30th day of March 2007.

(W. Rodney McMullen)
W. Rodney McMullen

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of THE KROGER CO. (the “Company”) hereby makes, constitutes and appoints Paul W. Heldman and Bruce M. Gack, or either of them, his or her true and lawful attorneys-in-fact to sign and execute for and on his or her behalf the Company’s annual report on Form 10-K, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 (the “Act”), as amended, in such form as they, or either of them, may approve and to do any and all other acts which said attorneys-in-fact, or either of them, may deem necessary or desirable to enable the Company to comply with said Act or the rules and regulation thereunder.

IN WITNESS WHEREOF, the undersigned director has hereunto set his or her hand as of the 30th day of March 2007.

(Jorge P. Montoya)
Jorge P. Montoya

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of THE KROGER CO. (the “Company”) hereby makes, constitutes and appoints Paul W. Heldman and Bruce M. Gack, or either of them, his or her true and lawful attorneys-in-fact to sign and execute for and on his or her behalf the Company’s annual report on Form 10-K, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 (the “Act”), as amended, in such form as they, or either of them, may approve and to do any and all other acts which said attorneys-in-fact, or either of them, may deem necessary or desirable to enable the Company to comply with said Act or the rules and regulation thereunder.

IN WITNESS WHEREOF, the undersigned director has hereunto set his or her hand as of the 30th day of March 2007.

(Clyde R. Moore)
Clyde R. Moore

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of THE KROGER CO. (the “Company”) hereby makes, constitutes and appoints Paul W. Heldman and Bruce M. Gack, or either of them, his or her true and lawful attorneys-in-fact to sign and execute for and on his or her behalf the Company’s annual report on Form 10-K, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 (the “Act”), as amended, in such form as they, or either of them, may approve and to do any and all other acts which said attorneys-in-fact, or either of them, may deem necessary or desirable to enable the Company to comply with said Act or the rules and regulation thereunder.

IN WITNESS WHEREOF, the undersigned director has hereunto set his or her hand as of the 30th day of March 2007.

(Susan M. Phillips)
Susan M. Phillips

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of THE KROGER CO. (the “Company”) hereby makes, constitutes and appoints Paul W. Heldman and Bruce M. Gack, or either of them, his or her true and lawful attorneys-in-fact to sign and execute for and on his or her behalf the Company’s annual report on Form 10-K, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 (the “Act”), as amended, in such form as they, or either of them, may approve and to do any and all other acts which said attorneys-in-fact, or either of them, may deem necessary or desirable to enable the Company to comply with said Act or the rules and regulation thereunder.

IN WITNESS WHEREOF, the undersigned director has hereunto set his or her hand as of the 30th day of March 2007.

(Steven R. Rogel)
Steven R. Rogel

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of THE KROGER CO. (the “Company”) hereby makes, constitutes and appoints Paul W. Heldman and Bruce M. Gack, or either of them, his or her true and lawful attorneys-in-fact to sign and execute for and on his or her behalf the Company’s annual report on Form 10-K, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 (the “Act”), as amended, in such form as they, or either of them, may approve and to do any and all other acts which said attorneys-in-fact, or either of them, may deem necessary or desirable to enable the Company to comply with said Act or the rules and regulation thereunder.

IN WITNESS WHEREOF, the undersigned director has hereunto set his or her hand as of the 30th day of March 2007.

(James A. Runde)
James A. Runde

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of THE KROGER CO. (the “Company”) hereby makes, constitutes and appoints Paul W. Heldman and Bruce M. Gack, or either of them, his or her true and lawful attorneys-in-fact to sign and execute for and on his or her behalf the Company’s annual report on Form 10-K, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 (the “Act”), as amended, in such form as they, or either of them, may approve and to do any and all other acts which said attorneys-in-fact, or either of them, may deem necessary or desirable to enable the Company to comply with said Act or the rules and regulation thereunder.

IN WITNESS WHEREOF, the undersigned director has hereunto set his or her hand as of the 30th day of March 2007.

(Ronald L. Sargent)
Ronald L. Sargent

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of THE KROGER CO. (the “Company”) hereby makes, constitutes and appoints Paul W. Heldman and Bruce M. Gack, or either of them, his or her true and lawful attorneys-in-fact to sign and execute for and on his or her behalf the Company’s annual report on Form 10-K, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 (the “Act”), as amended, in such form as they, or either of them, may approve and to do any and all other acts which said attorneys-in-fact, or either of them, may deem necessary or desirable to enable the Company to comply with said Act or the rules and regulation thereunder.

IN WITNESS WHEREOF, the undersigned director has hereunto set his or her hand as of the 30th day of March 2007.

(Bobby S. Shackouls)
Bobby S. Shackouls

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

The undersigned officer of THE KROGER CO. (the “Company”) does hereby severally make, constitute and appoint Paul W. Heldman or Bruce M. Gack, or either of them, his true and lawful attorneys-in-fact to sign and execute for and on his behalf the Company’s annual report on Form 10-K, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 (the “Act”), as amended, in such form as they, or either of them, may approve and to do any and all other acts which said attorneys-in-fact, or either of them, may deem necessary or desirable to enable the Company to comply with said Act or the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand.

(David B. Dillon)	March 30, 2007
David B. Dillon
Chairman of the Board and Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

The undersigned officer of THE KROGER CO. (the “Company”) does hereby severally make, constitute and appoint Paul W. Heldman or Bruce M. Gack, or either of them, his true and lawful attorneys-in-fact to sign and execute for and on his behalf the Company’s annual report on Form 10-K, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 (the “Act”), as amended, in such form as they, or either of them, may approve and to do any and all other acts which said attorneys-in-fact, or either of them, may deem necessary or desirable to enable the Company to comply with said Act or the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand.

(J. Michael Schlotman)	March 30, 2007
J. Michael Schlotman
Senior Vice President and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

The undersigned officer of THE KROGER CO. (the “Company”) does hereby severally make, constitute and appoint Paul W. Heldman or Bruce M. Gack, or either of them, her true and lawful attorneys-in-fact to sign and execute for and on her behalf the Company’s annual report on Form 10-K, and any and all amendments thereto, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 (the “Act”), as amended, in such form as they, or either of them, may approve and to do any and all other acts which said attorneys-in-fact, or either of them, may deem necessary or desirable to enable the Company to comply with said Act or the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand.

(M. Elizabeth Van Oflen)	March 30, 2007
M. Elizabeth Van Oflen
Vice President and Controller
And Principal Accounting Officer